SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1996-A

(Exact name of registrant as specified in its charter)


          CALIFORNIA                        333-11095            13-2631719
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation)                           Number)      Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                 60670-0126
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:               312/407-1902

Item 5.  Other Events

   On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 16, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

               A. Monthly Report Information:
                  Aggregate distribution information for the current distribution date June 16, 1997.

                        Principal             Interest       Ending Balance

       Cede & Co.    $3,913,373.94        $1,226,438.64         $231,236,770.67

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?  NO.
                             Date:
                             Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                             Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.     Item 1:  Legal Proceedings:  NONE

               G.     Item 2:  Changes in Securities:  NONE

               H.     Item 4:  Submission of Matters to a Vote of Security
                      Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         1.    Monthly Statement to Certificateholders dated June 16 , 1997

          Statement to Certificateholders (Page 1 of 2)


          Distribution Date:                       5/15/97   6/16/97

               INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)

          A.   INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


               Investor Certificate Interest Distributed
4.702589  4.984852
               Investor Certificate Interest Shortfall Distributed
          0.000000  0.000000
               Remaining Unpaid Investor Certificate Interest Shortfall
               0.000000  0.000000

               Managed Amortization Period ? (Yes=1; No=0)
          1    1
               Investors Certificate Principal Distributed
     5.990291  15.905883
                 Principal Distribution Amount               5.418605
     15.905883
                    Maximum Principal Payment                32.223994
     31.725418
                    Alternative Principal Payment
5.418605  15.905883
                    Principal Collections less Additional Balances
          5.418605  15.905883
                 Investor Loss Amount Distributed to Investors
          0.000000  0.000000
                 Accelerated Principal Distribution Amount
     0.571685  0.000000
                 Credit Enhancement Draw Amount
0.00 0.00

               Total Amount Distributed to Certificateholders (P & I)
               10.692879 20.890735

          B.   INVESTOR CERTIFICATE PRINCIPAL BALANCE


               Beginning Investor Certificate Balance
"236,623,954.46 ""235,150,144.61 "
               Ending Investor Certificate Balance
"235,150,144.61 ""231,236,770.67 "
               Beginning Invested Amount
"240,500,168.14 ""239,167,011.84 "
               Ending Invested Amount                   "239,167,011.84
"    "235,253,637.90 "
               Investor Certificateholder Floating Allocation Percentage 97.6753% 97.6627%
               Pool Factor                   0.9557662  0.9398603
               Liquidation Loss Amount for Liquidated Loans
          0.00 0.00
               Unreimbursed Liquidation Loss Amount
     0.00 0.00

          Additional Servicing Fee                      #REF!
#REF!
          C.   POOL INFORMATION

               Beginning Pool Balance                   "246,224,020.99
"    "244,890,864.69 "
               Ending Pool Balance                      "244,890,864.69
"    "240,977,490.75 "
               Servicer Removals form the Trust (Section 2.06)
          0.00 0.00
               Servicing Fee                       "102,593.34 "
"102,037.86 "

          D.   INVESTOR CERTIFICATE RATE


               Investor Certificate Rate                5.867500%
5.867500%
               LIBOR Rate                          5.687500%
5.687500%
               Maximum Rate                        9.941452%
9.435534%

          E.   DELINQUENCY & REO STATUS


               Delinquent 30-59 days
                   No. of Accounts                 14   35
                  Trust Balances                   "355,211.34 "
"1,226,062.66 "
               Delinquent 60-89 days
                   No. of Accounts                 3    5
                  Trust Balances                   "74,734.98 "
"128,739.24 "
               Delinquent 90+ days
                   No. of Accounts                 16   18
                  Trust Balances                   "674,703.00 "
"712,705.48 "
               Delinquent 9+ Months
                   No. of Accounts                 0    0
                  Trust Balances                   0    0
               REO
                   No. of Accounts                 1    3
                  Trust Balances                   "17,450.00 "
"242,992.07 "


          Statement to Certificateholders (Page 2 of 2)


          Distribution Date:                       5/15/97   6/16/97

               "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
               "this 9th day of June, 1997"


                      Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                      as Servicer

                      _______________________________________


                       Sam Ilagan
                       Vice-President


















               Distribution List:

                  Barbara Grosse - First National Bank of ChicagoLupe Montero - Countrywide Home Loans
                  Frank Skibo - FSA     Jose Baltasar - Countrywide Home
Loans
                  Paul Marsilio - Lehman Brothers Richard Pohl - Countrywide Home Loans
                  Margarette Carrette - Moody's Investors ServiceRichard Marron - Countrywide Home Loans
                  Gail Brennan - Standard & Poor's Corp.Dave Walker
- Countrywide Home Loans
                         Brain Sulker - Hall - Countrywide Home Loans




SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     COUNTRYWIDE HOME EQUITY LOAN TRUST
1996-A



                                     By  _______________________________________
                                        Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: June 30, 1997